UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   April 15, 2003




                        THE SOUTH FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)




      South Carolina              0-15083                  57-0824914
      --------------            -----------              ---------------
 (State of other juris-         (Commission               (IRS Employer
 diction of incorporation)      File Number)          Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                   The Exhibit Index appears on page 3 hereof.


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Item 7.  Financial Statements and Exhibits

Exhibits.


         99.1     Press Release dated April 15, 2003


Item 9. Regulation FD Disclosure (furnished pursuant to Item 12 "Results of Operations and Financial Condition")

         On April 15, 2003, The South Financial Group, Inc. (TSFG) announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of TSFG's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated herein by referenced.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SOUTH FINANCIAL GROUP, INC.


April 15, 2003                           By:   /s/ William S. Hummers III
                                               --------------------------
                                               William S. Hummers III
                                               Executive Vice President

                                  Exhibit Index

EXHIBIT

         99.1     Press Release